SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (date of earliest event reported): August 7, 2006

                    NEW TAOHUAYUAN CULTURE TOURISM CO., LTD.
                    ----------------------------------------
             (Exact name of Registrant as specified in its charter)


         Nevada                         None                  Applied For
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 (State or other jurisdiction   (Commission File No.)       (IRS Employer
      of incorporation)                                    Identification No.)


                                1# Dongfeng Road
                   Xi'an Weiyang Tourism Development District
                                Xi'an, China N/A
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          (Address of principal executive offices, including Zip Code)


      Registrant's telephone number, including area code: 0086-29-86671555
                                                          ----------------

                                       N/A
                  -------------------------------------------
          (Former name or former address if changed since last report)

Item 4.01   Change in Registrant's Certifying Accountant

      Effective August 7, 2006 the Company dismissed Moores Rowland Mazars ("Moores Rowland") as the Company's independent certified public accountants. Moores Rowland audited the Company's financial statements for the fiscal year ended December 31, 2005. During the Company's two most recent fiscal years and subsequent interim period ended August 7, 2006 there were no disagreements with Moores Rowland on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Moores Rowland, would have caused it to make reference to such disagreements in its report.

      Effective August 7, 2006 the Company hired Michael Pollack CPA, as the Company's independent registered public accounting firm.

      Michael Pollack did not provide the Company with advice regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, that was an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue. During the two most recent fiscal years and subsequent interim period ended August 7, 2006, the Company did not consult with Mr. Pollack regarding any matter that was the subject of a disagreement or a reportable event as defined in the regulations of the Securities and Exchange Commission.

          The Company has authorized Moores Rowland to discuss any matter relating to the Company and its operations with Mr. Pollack.

      The change in the Company's independent registered public accountants was recommended and approved by the directors of the Company. The Company does not have an audit committee.

      Mr. Pollack has reviewed the disclosures contained in this 8-K report. The Company has advised Mr. Pollack that it has the opportunity to furnish the Company with a letter addressed to the Securities and Exchange Commission concerning any new information, clarifying the Company's disclosures herein, or stating any reason why Mr. Pollack does not agree with any statements made by the Company in this report. Mr. Pollack has advised the Company that nothing has come to its attention which would cause it to believe that any such letter was necessary.

Item 9.01   Financial Statements, Exhibits and Pro Forma Financial Information

     (a)  Not Applicable

     (b)  Not Applicable

     (c)  Exhibits

      16.1 Letter from the Company's former independent registered public accounting firm will be filed by amendment.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:    August 10, 2006
                                       NEW TAOHUAYUAN CULTURE TOURISM CO., LTD.


                                          By: /s/ Cai Danmei
                                              --------------------------
                                              Cai Danmei
                                              Chief Executive Officer